INCOME TAXES	12 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
13. INCOME TAXES

The income tax benefit from operations for the fiscal years ended September 30, consists of the following:

(Thousands)	2020	2019	2018
Current:
Federal	$(2,164)	$10,933	$(2,848)
State	6,763	3,530	4,563
Deferred:
Federal	28,817	4,103	(40,138)
State	3,400	4,003	7,181
Investment/production tax credits	(322)	(4,129)	(10,990)
Income tax expense (benefit)	$36,494	$18,440	$(42,232)
As of September 30, the temporary differences, which give rise to deferred tax assets (liabilities), consist of the following:

(Thousands)	2020	2019
Deferred tax assets
Investment tax credits (1)	$194,840	$156,153
	—	—
Federal net operating losses (2)	24,091	24,173
State net operating losses	33,233	25,302
Fair value of derivatives	13,979	9,673
Postemployment benefits	8,544	9,192
Incentive compensation	7,071	7,231
Amortization of intangibles	5,892	4,991
Overrecovered natural gas costs	7,244	—
Other	2,370	7,139
Total deferred tax assets	$297,264	$243,854
Less: Valuation allowance	(17,639)	(4,035)
Total deferred tax assets net of valuation allowance	$279,625	$239,819
Deferred tax liabilities
Property related items	$(359,604)	$(313,246)
Remediation costs	(10,207)	(10,720)
Investments in equity investees	(23,395)	(21,730)
Underrecovered natural gas costs	—	(2,657)
Conservation incentive plan	(5,345)	(942)
Other	(6,639)	(4,776)
Total deferred tax liabilities	$(405,190)	$(354,071)

Total net deferred tax liabilities	$(125,565)	$(114,252)
(1)Includes $898,000 and $2 million for NJNG for fiscal 2020 and 2019, respectively, which is being amortized over the life of the related assets.
(2)See discussion of federal net operating loss utilization in the Other Tax Items section of this note.

A reconciliation of the U.S. federal statutory rate to the effective rate from operations for the fiscal years ended September 30, is as follows:

(Thousands)	2020	2019	2018
Statutory income tax expense	$41,896	$29,898	$45,961
Change resulting from:
Investment/production tax credits	(322)	(4,129)	(10,990)
Cost of removal of assets placed in service prior to 1981	(5,362)	(6,349)	(5,829)
AFUDC equity	(4,933)	(2,313)	(2,117)
State income taxes, net of federal benefit	11,965	6,262	7,322
NJ Unitary method change	(15,345)	—	—
Valuation allowance	13,604	—	—
Tax Act - utility excess deferred income taxes amortized (1)	(3,573)	(3,573)	(1,786)
Tax Act - nonutility excess deferred income taxes (1)	—	—	(59,627)
Tax Act - utility excess deferred income taxes refunded to customers (1)	—	—	(14,323)
Other	(1,436)	(1,356)	(843)
Income tax expense (benefit)	$36,494	$18,440	$(42,232)
Effective income tax rate (2) (3)	18.3%	14.0%	(23.9)%
(1)For a more detailed description, see The Tax Act section of this note.
(2)The U.S. federal statutory rate was 21 percent for both fiscal 2020 and 2019 and 24.5 percent for fiscal 2018.
(3)The effective tax rate without the impact of the Tax Act would have been 12.4 percent for fiscal 2018.

The Company and one or more of its subsidiaries files or expects to file income and/or franchise tax returns in the U.S. Federal jurisdiction and in the states of Colorado, Connecticut, Delaware, Louisiana, Maryland, New Jersey, North Carolina, Pennsylvania, Texas, Mississippi and Virginia. The Company neither files in, nor believes it has a filing requirement in, any foreign jurisdictions other than Canada. Due to certain available tax treaty benefits, the Company incurs no tax liability in Canada.
The Company’s federal income tax returns through fiscal 2014 have either been reviewed by the IRS, or the related statute of limitations has expired and all matters have been settled. Federal income tax returns for periods subsequent to fiscal 2014 are open to examination or are currently under examination by the IRS. For all periods subsequent to those ended September 30, 2016, the Company’s state income tax returns are statutorily open to examination in all applicable states with the exception of Colorado, New Jersey and Texas. In Colorado, New Jersey and Texas, all periods subsequent to September 30, 2015 are statutorily open to examination.

In May 2019, the Company received a favorable ruling from the IRS regarding a change to its tax method of accounting for the capitalization of certain costs associated with self-constructed property placed in service during fiscal years prior to September 30, 2015. The self-constructed property to which these costs relate is considered qualified energy property as defined under the Internal Revenue Code. As such, the Company is eligible to claim a 30 percent ITC on the increase in the depreciable cost basis of the property through the filing of an amended tax return in the year of change. As a result of the favorable IRS ruling, the Company recorded an addition to its contra asset, which is amortized over the life of the productive assets.

NJR evaluates its tax positions to determine the appropriate accounting and recognition of potential future obligations associated with unrecognized tax benefits. A tax benefit claimed, or expected to be claimed, on a tax return may be recognized if it is more likely than not that the position will be upheld upon examination by the applicable taxing authority. Interest and penalties related to unrecognized tax benefits, if any, are recognized within income tax expense and accrued interest, and penalties are recognized within other noncurrent liabilities on the Consolidated Balance Sheets.

As of September 30, 2020, the Company evaluated certain tax benefits that have been recorded in the financial statements and concluded that a portion of the tax benefits are uncertain at this time. As a result, the Company recorded a reserve that is netted against deferred income taxes on the Consolidated Balance Sheets. The tax benefits relate to fiscal tax years open to examination by the IRS and may be subject to subsequent adjustment. The reserve for uncertain tax benefits for the fiscal year ended September 30, is as follows:

(Thousands)	2020	2019
Balance at October 1,	$4,930	$—
Additions based on tax positions related to the current fiscal period	—	4,930
Balance at period end	$4,930	$4,930

CARES Act

On March 27, 2020, the President of the U.S. signed the CARES Act, which is aimed at providing emergency assistance and health care for individuals, families, and businesses affected by the COVID-19 pandemic and generally supporting the U.S. economy. The CARES Act, among other things, includes several business tax provisions which include, but are not limited to modifications of federal net operating loss carrybacks and deductibility, changes to prior year refundable alternative minimum tax liabilities, increase of limitations on business interest deductions from 30 percent to 50 percent of earnings before interest, taxes, depreciation, and amortization, technical corrections of the classification of qualified improvement property making them eligible for bonus depreciation, increase of the limits on charitable contribution deductions from 10 percent to 25 percent of adjusted taxable income, modifications of the treatment of federal loans, loan guarantees, and other investments, suspension of industry specific excise taxes, deferral of the company portion of OASDI, and implementation of a refundable employee retention tax credit.

The CARES Act provides for the delay in the required deposit of the employer portion of the OASDI payroll tax from the date of enactment through the end of 2020. Of the taxes that the Company can defer, 50 percent of the deferred taxes are required to be deposited by the end of 2021 and the remaining 50 percent are required to be deposited by the end of 2022. Additionally, The CARES Act provides a refundable tax credit, the employee retention tax credit, to certain employers who are ordered by a competent governmental authority to suspend or reduce business operations due to concern about the spread of COVID-19 or suffered a significant decline in the business during a calendar quarter during 2020 compared to the same calendar quarter during the previous year. As of September 30, 2020, the Company deferred $3.1 million related to the employer portion of the OASDI tax. The Company is currently investigating the applicability of the Employee Retention Tax credit.
Other Tax Items

As of September 30, 2020 and 2019, the Company has federal income tax net operating losses of approximately $134 million. Federal net operating losses can generally be carried back two years and forward 20 years and will begin to expire in fiscal 2036, with the remainder expiring by 2038. The Company expects to exercise its ability to carryback federal net operating losses to offset taxable income in prior periods.

For the net operating losses it expects to carryback, the Company estimated the portion considered refundable and recorded receivables of approximately $22.8 million as of September 30, 2020 and 2019, as a component of other noncurrent assets on the Consolidated Balance Sheets. Upon filing amended federal income tax returns to carryback its remaining federal net operating losses totaling $24.1 million, the Company will reduce its taxable income in those periods and recapture federal investment tax credits of the same amount that were previously utilized to offset taxable income.

In addition, as of September 30, 2020 and 2019, the Company has tax credit carryforwards of approximately $195.2 million and $154.2 million, respectively, which each have a life of 20 years. When the Company carries back the federal net operating losses noted above, it expects to recapture investment tax credits totaling $24.1 million. These recaptured tax credits are in addition to the $195.2 million and will be carried forward to offset future taxable income. The Company expects to utilize this entire carryforward prior to expiration, which would begin in fiscal 2034.

As of September 30, 2020 and 2019, the Company has state income tax net operating losses of approximately $487.7 million and $340 million, respectively. These state net operating losses have varying carry-forward periods dictated by the state in which they were incurred; these state carry-forward periods range from seven to 20 years and would begin to expire in fiscal 2021, with the majority expiring after 2035. The Company expects to utilize this entire carryforward, other than as described below.

On February 7, 2019, Clean Energy Ventures finalized the sale of its remaining wind assets. As a result of the sale, it is more likely than not that certain state net operating loss carryforwards will not be realizable prior to their expiration and recorded a valuation allowance related to state net operating loss carryforwards in Montana, Iowa and Kansas.

As a result of changes to filing requirements in the State of New Jersey that require tax returns filed for periods ending on or after July 31, 2019, be filed on a combined basis when part of an affiliated group, the Company recorded a benefit from income taxes, resulting from the re-measurement of deferred income tax attributes. The Company also evaluated its New Jersey state net operating loss carryforwards on a post-apportionment basis and determined it is more likely than not that a portion of these net operating loss carryforwards may not be realizable prior to their expiration. As a result, the Company recorded a valuation allowance associated with New Jersey state net operating loss carryforwards.

As of September 30, 2020 and 2019, the Company had a valuation allowance of $17.6 million and $4 million related to state net operating loss carryforwards.

The Consolidated Appropriations Act extended the 30 percent ITC for solar property that is under construction on or before December 31, 2019. Projects placed in service after December 31, 2019, may also qualify for a 30 percent federal ITC if five percent or more of the total costs of a solar property are incurred before the end of the applicable year and there are continuous efforts to advance towards completion of the project, based on the IRS guidance around ITC safe harbor determination. The credit will decline to 26 percent for property under construction during 2020, and to 22 percent for property under construction during 2021. For any property that is under construction before 2022, but not placed in service before 2024, the ITC will be reduced to 10 percent.

The Tax Act

On December 22, 2017, the President signed into law the Tax Act. The law made several changes to the Internal Revenue Code of 1986, as amended, the most impactful to the Company of which was a reduction in the federal corporate income tax rate from 35 percent to 21 percent that became effective January 1, 2018. Since the Company's fiscal year end is September 30, it is required by the Internal Revenue Code to calculate a statutory rate based upon the federal tax rates in effect before and after the effective date of the change in the taxable year that includes the effective date. Accordingly, the Company applied a federal statutory tax rate of 24.5 percent during fiscal 2018 and as of October 1, 2018, used the enacted rate of 21 percent. As a result of the changes associated with the Tax Act during fiscal 2019, the Company recognized a tax benefit of $59.6 million.
As a result of the changes associated with the Tax Act, NJNG recorded a decrease in its net deferred tax liability of $228.4 million, which included $164.3 million for the revaluation of its deferred income taxes and $64.1 million for the accounting of the income tax effects on the revaluation of those deferred income taxes. These amounts were recorded as a regulatory liability on the Consolidated Balance Sheets. On May 22, 2018, the BPU approved a refund of $31 million, which included approximately $20.1 million of the initial revaluation of excess deferred income taxes, $9 million for the overcollection of taxes from customers from January 1, 2018 through March 31, 2018, and interest on the overcollected taxes at the Company's short-term debt rate. These credits were returned to customer accounts in June 2018.

During fiscal 2018, NJNG credited approximately $17 million to income tax (benefit) provision on the Consolidated Statements of Operations, which includes $14.3 million attributable to the remeasurement of deferred income taxes, $1.8 million for the amortization of excess deferred income taxes primarily related to timing differences associated with utility plant depreciation and $880,000 related to the revaluation of deferred income taxes not included in base rates. As of September 30, 2020, the regulatory liability included excess deferred income taxes of $195 million, which requires amortization over the remaining life of the utility plant consistent with IRS normalization principles.